UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

ITEM 1. REPORT TO SHAREHOLDERS

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Semiannual Report

June 30, 2014

Letter from the President

Julian Sluyters President & CEO

Dear Shareholders:

After three years of generally moderate growth, the US economy contracted during the first quarter of 2014. In contrast, growth in many other developed countries continued, albeit at a modest pace. Demand for dividend-paying equities and lower rated/ higher yielding fixed income securities was generally robust as investors sought incremental returns in the continued low interest rate environment.

For the six-month reporting period ended June 30, 2014, NFJ Dividend Value Portfolio (the “Portfolio”) returned 8.57% in line with the Russell 1000 Value Index (the “benchmark index”) which returned 8.28%.

After several years of positive growth, severe winter weather in parts of the country appeared to be a headwind for the US economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.6% annual pace during the fourth quarter of 2013. According to the US Commerce Department, GDP then contracted at an annual pace of 2.9% during the first quarter of 2014. However, economic data released in recent months have pointed to a rebound in economic activity.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period. However, the central bank began tapering its monthly asset purchase program in January 2014. At its meetings in January, March, April and June 2014, the Fed announced that it would further taper its asset purchases. However, the Fed repeated that it would not raise interest rates in the near future, saying in June that it “likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

The US economy has been resilient and, based on recent data, appears to have overcome the headwinds associated with severe winter weather. We continue to expect US economic growth to be above-trend in 2014 due, in part, to the fact that fiscal policy will be less of a drag than it was last year. While we are prepared for the Fed to start raising benchmark interest rates in 2015, we think policymakers will remain behind the curve on monetary normalization. Several factors support this view, including: the low labor force participation rate, relatively low inflation, the need to support the deleveraging process, and the risk of a downturn in the housing market if rates were to normalize too quickly.

For specific information on the Portfolio and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Portfolio’s shareholder servicing agent at (800) 498-5413.

On behalf of Allianz Global Investors, thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & CEO

NFJ Dividend Value Portfolio

(unaudited)

For the period of January 1, 2014 through June 30, 2014, as written by Krysta Hill, Product Specialist Associate and reviewed by Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, the NFJ Dividend Value Portfolio (the “Portfolio”) returned 8.57% in line with the Russell 1000 Value Index (the “benchmark index”) which returned 8.28%.

The 2014 calendar year opened to a rocky start, with the S&P 500 Index posting its first monthly loss since August 2013 while Treasury prices rose. However, that turbulence was largely short-lived as the S&P 500 Index ended all remaining months in the first half of the year in positive territory. The US market was largely sanguine during the first half of 2014, with investor sentiment boosted by sustained monetary support from the US Federal Reserve in the face of mounting geopolitical tensions abroad. During the second quarter, the Fed cited improving economic performance in its decision to taper monthly purchases of mortgage and Treasury bonds to $35 billion starting in July. By the end of the second quarter of 2014, the S&P 500 Index recorded its sixth consecutive quarterly gain. The latest leg of the stock market rally largely comes from the bond-proxy Utilities sector. Year-to-date (“YTD) Utilities have been the best performer across the large, mid and small capitalizations according to Frank Russell index data. In fact, YTD Utilities within the benchmark index had the highest absolute return of all sectors and outperformed the total return of the index by over 10%. As prolonged periods of low rates drive demand for income, data from Intrinsic Research indicates that the dividend yield for US Utilities names at quarter end was nearly 52% below the median and at an all-time low since 1980. During that same period, the trailing 12 month P/E ratio for US Utilities was at a 44% premium relative to its historical median as of June 30, 2014. On June 30, 2014, the CBOE VIX, a measure of near term expectations for volatility in the stock market, closed at 11.6, the fourth-lowest level recorded on a quarterly basis. Meanwhile, crude oil prices advanced amid reports that Sunni insurgents had overrun swathes of Iraq, the second-largest oil producing nation in OPEC. West Texas Intermediate briefly touched $107/barrel, a 16% increase from January’s low of $92/barrel. Even abrupt advances in crude oil prices could not shake the confidence level supported by present monetary policy, lower unemployment of 6.3% and prospects for economic acceleration.

Within the benchmark, all sectors generated a positive return for the period. Performance was led by strength from the utilities, information technology and health care sectors, while consumer staples, consumer discretionary and industrials names lagged.

Stock selection drove the Portfolio’s relative outperformance

The Portfolio’s relative outperformance versus the benchmark index was due to positive stock selection, though sector allocation also slightly contributed during the trailing twelve month period.

In terms of stock selection, the Portfolio’s holdings in the Energy, Health Care and Consumer Staples sectors were the largest contributors to performance during the reporting period. This was slightly offset by the Portfolio’s holdings in the Information Technology, Consumer Discretionary, and Materials sectors.

From a sector allocation perspective, an overweight in Information Technology and underweight in Industrials contributed to the Portfolio’s relative returns. Underweight positions in the Utilities and Health Care sectors detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Portfolio’s largest overweights relative to the benchmark index were in the Information Technology, Materials, and Telecoms Services sectors, whereas the largest relative underweights were in the Utilities, Financials, and Industrials sectors.

Average Annual Total Return for the period ended June 30, 2014

	6 Month*	1 Year	Since Inception†
NFJ Dividend Value Portfolio	8.57%	23.63%	22.40%
Russell 1000 Value Index††	8.28%	23.81%	25.24%
Lipper Equity Income Funds Average	6.80%	19.92%	20.85%

†	The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 8/31/12.
††	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Standard & Poor’s 500 Composite Index (S&P 500 Index) is an unmanaged index that is generally representative of the US stock market. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.
*	Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s expense ratio is 1.24%. Expense ratio information is as of the Portfolio’s current prospectus dated April 28, 2014, as supplemented to date.

NFJ Dividend Value Portfolio

(unaudited) (continued)

Shareholder Expense Example

	Beginning Account	Ending Account	Expenses Paid During
	Value (1/1/14)	Value (6/30/14)	Period
Actual Performance	$1,000.00	$1,085.70	$6.26
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,018.79	$6.06

Expenses are equal to the annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365.

Industry Allocation (as of June 30, 2014)

Oil, Gas & Consumable Fuels	16.0%
Banks	13.6%
Pharmaceuticals	9.8%
Insurance	7.9%
Diversified Telecommunication
Services	5.9%
Semiconductors & Semiconductor
Equipment	4.2%
Automobiles	4.1%
Communications Equipment	4.0%
Other	32.8%
Cash & Equivalents — Net	1.7%

Cumulative Returns Through June 30, 2014

Important Information (unaudited)

NFJ Dividend Value Portfolio

Premier Multi-Series VIT (the “Trust”) currently consists of the NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2014.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited)

Shares		Value
	COMMON STOCK—98.3%
	Aerospace & Defense—3.9%
12,400	Lockheed Martin Corp.	$1,993,052
16,400	Northrop Grumman Corp.	1,961,932

		3,954,984

	Automobiles—4.1%
238,500	Ford Motor Co.	4,111,740

	Banks—13.6%
37,200	Citigroup, Inc.	1,752,120
86,900	Fifth Third Bancorp	1,855,315
66,400	JPMorgan Chase & Co.	3,825,968
23,900	PNC Financial Services Group, Inc.	2,128,295
77,100	Wells Fargo & Co.	4,052,376

		13,614,074

	Beverages—2.2%
29,100	Molson Coors Brewing Co., Class B	2,158,056

	Capital Markets—2.1%
17,200	Ameriprise Financial, Inc.	2,064,000

	Chemicals—1.9%
28,900	EI du Pont de Nemours & Co.	1,891,216

	Communications Equipment—4.0%
83,400	Cisco Systems, Inc.	2,072,490
25,500	Harris Corp.	1,931,625

		4,004,115

	Consumer Finance—2.0%
94,956	Navient Corp.	1,681,671
38,256	SLM Corp.	317,907

		1,999,578

	Diversified Telecommunication Services—5.9%
110,200	AT&T, Inc.	3,896,672
41,500	Verizon Communications, Inc.	2,030,595

		5,927,267

	Electric Utilities—2.0%
35,500	American Electric Power Co., Inc.	1,979,835

	Food & Staples Retailing—1.8%
23,400	Wal-Mart Stores, Inc.	1,756,638

	Health Care Equipment & Supplies—1.9%
25,800	Baxter International, Inc.	1,865,340

	Health Care Providers & Services—2.0%
18,600	WellPoint, Inc.	2,001,546

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited)(continued)

Shares		Value
	COMMON STOCK (continued)
	Industrial Conglomerates—1.9%
71,700	General Electric Co.	$1,884,276

	Insurance—7.9%
34,200	Allstate Corp.	2,008,224
71,000	MetLife, Inc.	3,944,760
20,700	Travelers Cos., Inc.	1,947,249

		7,900,233

	IT Services—2.0%
158,700	Xerox Corp.	1,974,228

	Metals & Mining—1.4%
78,500	Barrick Gold Corp.	1,436,550

	Oil, Gas & Consumable Fuels—16.0%
14,300	Chevron Corp.	1,866,865
47,800	ConocoPhillips	4,097,894
52,200	Marathon Oil Corp.	2,083,824
19,700	Occidental Petroleum Corp.	2,021,811
24,200	Royal Dutch Shell PLC ADR	1,993,354
55,200	Total S.A. ADR	3,985,440

		16,049,188

	Paper & Forest Products—1.9%
37,600	International Paper Co.	1,897,672

	Pharmaceuticals—9.8%
35,400	GlaxoSmithKline PLC ADR	1,893,192
19,900	Johnson & Johnson	2,081,938
33,800	Merck & Co., Inc.	1,955,330
64,100	Pfizer, Inc.	1,902,488
37,700	Teva Pharmaceutical Industries Ltd. ADR	1,976,234

		9,809,182

	Road & Rail—2.1%
20,600	Norfolk Southern Corp.	2,122,418

	Semiconductors & Semiconductor Equipment—4.2%
136,300	Intel Corp.	4,211,670

	Software—3.7%
58,600	CA, Inc.	1,684,164
49,000	Microsoft Corp.	2,043,300

		3,727,464

	Total Common Stock (cost—$77,043,015)	98,341,270

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited)(continued)

Principal
Amount
(000s)		Value
	Repurchase Agreements—1.0%
$1,000	State Street Bank & Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $1,000,000; collateralized by Federal Home Loan Bank, 2.30%, due 5/28/21, valued at $1,020,075 including accrued interest (cost—$1,000,000)	$1,000,000

	Total Investments (cost—$78,043,015)—99.3%	99,341,270
	Other assets less liabilities—0.7%	708,264

	Net Assets—100.0%	$100,049,534

Notes to Schedule of Investments:

(a) Fair Value Measurements—See Note 1(b) in the Notes to Financial Statements.

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/14
Investments in Securities—Assets
Common Stock	$98,341,270	—	—	$98,341,270
Repurchase Agreements	—	$1,000,000	—	1,000,000

Totals	$98,341,270	$1,000,000	—	$99,341,270

At June 30, 2014, there were no transfers between Levels 1 and 2.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited)

Assets:
Investments, at value (cost-$78,043,015)	$99,341,270

Cash	806,866
Dividends receivable	99,079
Receivable for investments sold	67,978
Tax reclaims receivable	51,885

Total Assets	100,367,078

Liabilities:
Payable for Portfolio shares redeemed	102,066
Investment management fees payable	74,725
Payable for investments purchased	51,429
Servicing fees payable	20,388
Accrued expenses	68,936
Total Liabilities	317,544

Net Assets	$100,049,534

Net Assets consist of:
Paid-in-capital	$72,844,419
Undistributed net investment income	867,285
Accumulated net realized gain	5,039,575
Net unrealized appreciation	21,298,255
Net Assets	$100,049,534

Shares Issued and Outstanding	7,374,980

Net Asset Value and Redemption Price Per Share	$13.57

See accompanying Notes to Financial Statements

Statement of Operations

NFJ Dividend Value Portfolio

Six Months ended June 30, 2014 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $28,347)	$1,495,329

Expenses:
Investment management	354,218
Servicing	126,507
Recoupment (See Note 4)	44,222
Legal	30,257
Custodian and accounting agent	23,443
Audit and tax services	13,106
Trustees	6,311
Shareholder communications	5,908
Insurance	4,770
Transfer agent	3,584
Miscellaneous	1,373

Total Expenses	613,699

Net Investment Income	881,630

Realized and Change in Unrealized Gain:
Net realized gain on investments	5,025,247
Net change in unrealized appreciation/depreciation of investments	2,330,567
Net realized and change in unrealized gain	7,355,814

Net Increase in Net Assets Resulting from Investment Operations	$8,237,444

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Six Months ended June 30, 2014 (unaudited)	Year ended December 31, 2013
Investment Operations:
Net investment income	$881,630	$1,963,283
Net realized gain	5,025,247	3,506,096
Net change in unrealized appreciation/depreciation	2,330,567	19,571,566

Net increase in net assets resulting from investment operations	8,237,444	25,040,945

Dividends and Distributions to Shareholders from:
Net investment income	(1,977,556)	(684,175)
Net realized capital gains	(3,491,745)	(168,760)

Total dividends and distributions to shareholders	(5,469,301)	(852,935)

Share Transactions:
Net proceeds from the sale of shares	522,601	2,306,049
Issued in reinvestment of dividends and distributions	5,469,301	852,935
Cost of shares redeemed	(14,133,073)	(8,269,342)
Net decrease from Portfolio share transactions	(8,141,171)	(5,110,358)

Total increase (decrease) in net assets	(5,373,028)	19,077,652

Net Assets:
Beginning of period	105,422,562	86,344,910

End of period*	$100,049,534	$105,422,562

* Including undistributed net investment income of:	$867,285	$1,963,211

Shares Issued and Redeemed:
Issued	39,231	204,836
Issued in reinvestment of dividends and distributions	403,638	74,362
Redeemed	(1,044,678)	(702,278)

Net decrease	(601,809)	(423,080)

See accompanying Notes to Financial Statements

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Six Months ended June 30, 2014 (unaudited)		Year ended December 31, 2013	For the period August 30, 2012* through December 31, 2012
Net asset value, beginning of period	$13.22		$10.28	$10.00
Investment Operations:
Net investment income	0.12	†	0.25	0.07
Net realized and change in unrealized gain	1.01		2.79	0.21	(4)

Total from investment operations	1.13		3.04	0.28

Dividends and Distributions to Shareholders from:
Net investment income	(0.28)		(0.08)	—
Net realized gains	(0.50)		(0.02)	—
Total dividends and distributions to shareholders	(0.78)		(0.10)	—
Net asset value, end of period	$13.57		$13.22	$10.28

Total Return (1)	8.57%		29.77%	2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$100,050		$105,423	$86,345
Ratio of expenses to average net assets with fee waiver/reimbursement	1.21	% (3)	1.25%	1.25	% (2)(3)
Ratio of expenses to average net assets without fee waiver/reimbursement	1.21	% (3)	1.25%	1.28	% (2)(3)
Ratio of net investment income to average net assets	1.74	% (3)	2.02%	2.20	% (3)
Portfolio turnover rate	14%		22%	4%

*	Commencement of operations.
†	Calculated on average shares outstanding.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(g) in the Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. The Trust currently consists of the NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited) (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the six months ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income is recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited) (continued)

(f) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at June 30, 2014.

(g) Custody Credits on Cash Balances

The Portfolio may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Investment Manager/Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of Portfolio’s average daily net assets.

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2014 (unaudited) (continued)

3. Investment Manager/Sub-Adviser/Distributor (continued)

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

4. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse the Portfolio to the extent that total annual Portfolio operating expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.25% of the Portfolio’s average daily net assets through April 30, 2015. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. During the six months ended June 30, 2014, the Investment Manager recouped $44,222. As of June 30, 2014, all previous waivers and/or reimbursements by the Investment Manager have been recouped.

5. Investments in Securities

For the six months ended June 30, 2014, purchases and sales of investments, other than short-term securities, were $13,961,744 and $26,137,197, respectively.

6. Income Tax Information

At June 30, 2014, the cost basis of portfolio securities for federal income tax purposes was $78,067,308. Gross unrealized appreciation was $22,275,514; gross unrealized depreciation was $1,001,552; and net unrealized appreciation was $21,273,962. The difference between book and tax basis was attributable to wash sale loss deferrals.

7. Affiliated Transactions

At June 30, 2014, four affiliated insurance-dedicated fund-of-fund vehicles and a segregated asset account sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

8. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between the Trust and the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”).

The Independent Trustees had a pre-meeting on February 24, 2014 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewals. Representatives from fund management attended portions of that meeting to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Lipper, Inc. (“Lipper”) for the Portfolio and its Lipper peer group.

At an in-person meeting held on March 10, 2014, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from April 1, 2014 through March 31, 2015 with respect to the Portfolio.

The material factors and conclusions that formed the basis of these approvals for the Portfolio are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser, under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, an independent third party, for the Portfolio on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolio identified by Lipper (the “Lipper performance universe”), the performance of an applicable benchmark index and the total return investment performance (based on net assets) of the Portfolio for the one-year period ended November 30, 2013 and for the period since the Portfolio’s inception through November 30, 2013; (ii) information on the Portfolio’s management fees and other expenses and information provided by Lipper on the management fees and other expenses of comparable funds identified by Lipper; (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Adviser, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Portfolio; (iv) the estimated profitability to the Investment Manager from its relationship with the Portfolio for the twelve months ended December 31, 2013; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices; and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolio.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that their conclusions may be based, in part, on their consideration of the Portfolio’s investment management and related fee arrangements during the course of the year. The Trustees also took into account that the Investment Manager had proposed the continuation of an expense cap for the Portfolio. The Trustees also considered the risk profile of the Portfolio.

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

Performance Information

Performance results for the Portfolio reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance for Portfolio shares against their respective Lipper performance universe for the one-year period ended November 30, 2013 and for the period since the Portfolio’s inception through November 30, 2013. For the Portfolio, performance was below median for the one-year period and for the period since the Portfolio’s inception (in the third quintile and fourth quintile, respectively).

In addition, the Trustees considered matters bearing on the Portfolio and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Portfolio. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Portfolio; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Portfolio; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high quality services to the Portfolio in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well-suited to the Portfolio given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Portfolio’s fees and expenses under the Agreements, the Trustees considered, among other information, the Portfolio’s management fee and total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of a peer group of funds based on information provided by Lipper. The Trustees also noted the expense limitation agreement observed by the Investment Manager for the Portfolio that caps fees or expenses of the Portfolio.

In comparing the Portfolio to its Lipper peers, with respect to expenses, the Trustees noted that the Portfolio was not charged a separate administration fee, recognizing that its management fee includes a component for administrative services, while some peer funds in the Lipper category have separate advisory and administration agreements with separate fees.

The Trustees also considered information showing the advisory fees and expenses charged by the Investment Manager and Sub-Adviser to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Portfolio. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Portfolio in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, the greater entrepreneurial risk in managing retail mutual funds, and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Lipper comparing the Portfolio’s management fee and ratios of total expenses to net assets (“total expense ratios”) to those of a group of comparable funds for the most recent fiscal year ended December 31, 2013. The Trustees noted that the Lipper data takes into account any fee reductions or expense limitations that were in effect during the Portfolio’s last fiscal year. The fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees. The Portfolio’s management fees and total expense ratios (taking fee waivers into account) were above median (in the fourth quintile and fifth quintile, respectively) of the Lipper-selected group of comparable funds.

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

The Trustees considered the estimated profitability to the Investment Manager of its relationship with the Portfolio and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Portfolio. The Trustees took into account that, as open-end investment companies, the Portfolio intends to raise additional assets, so as the assets of the Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the expense limitation arrangements observed by the Investment Manager for the Portfolio. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Portfolio.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolio, including efforts to improve performance. The Trustees also concluded that the fees payable under each Agreement (including the expense cap) represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Portfolio were in the interests of the Portfolio and its shareholders, and was therefore approved.

Trustees	Investment Manager
Hans W. Kertess	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
Bradford K. Gallagher
James A. Jacobson	Sub-Adviser
John C. Maney	NFJ Investment Group LLC
William B. Ogden, IV	2100 Ross Avenue, Suite 700
Alan Rappaport	Dallas, TX 75201

Fund Officers	Distributor
Julian Sluyters	Allianz Global Investors Distributors LLC
President & Chief Executive Officer	1633 Broadway
Lawrence G. Altadonna	New York, NY 10019
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Custodian & Accounting Agent
Vice President, Secretary & Chief Legal Officer	State Street Bank & Trust Co.
Scott Whisten	225 Franklin Street
Assistant Treasurer	Boston, MA 02110
Richard J. Cochran
Assistant Treasurer	Shareholder Servicing and Transfer Agent
Orhan Dzemaili	Boston Financial Data Services, Inc.
Assistant Treasurer	330 West 9th Street, 5th Floor
Thomas L. Harter	Kansas City, MO 64105
Chief Compliance Officer
Lagan Srivastava	Independent Registered Public Accounting Firm
Assistant Secretary	PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Premier Multi-Series VIT for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AGI-2014-07-11-10011

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1)	Not required in this filing.

(a) (2)	Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3)	Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 12, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 12, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 12, 2014